Exhibit 99.(a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of its Common Stock, Par Value $1.00 Per Share
(Including the Associated Series A Junior
Participating Preferred Stock Purchase Rights)
At a Purchase Price of $45.00 Per Share

of

ENGELHARD CORPORATION

Pursuant to the Offer, dated May 5, 2006

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON JUNE 5, 2006, UNLESS ENGELHARD EXTENDS THE OFFER.

The depositary for the Offer is:

Mellon Investor Services LLC

By Registered Mail:	By Hand:	By Overnight Courier:
Mellon Investor Services LLC	Mellon Investor Services LLC	Mellon Investor Services LLC
Attn: Reorganization Dept.	Attn: Reorganization Dept.	Attn: Reorganization Dept.
P.O. Box 3301	120 Broadway, 13th Floor	480 Washington Boulevard
South Hackensack, NJ 07606	New York, NY 10271	Mail Drop–Reorg
Jersey City, NJ 07310
By Facsimile Transmission:
Mellon Investor Services LLC
Attn: Reorganization Dept.
(201) 680-4626

Confirm Receipt by Telephone:
(201) 680-4860

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Certificate(s) Tendered
(Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	(Attach and sign additional list if necessary)
Number of
		Shares	Number of
	Certificate	Represented by	Shares
	Number(s)*	Certificate(s)	Tendered**

Total Shares ___
Tendered* ___%
*	Do not need to complete if Shares are delivered by book-entry transfer.
**
If you desire to tender fewer than all Shares evidenced by any certificate(s) listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.

***	Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration (attach additional signed list if necessary): See Instruction 5.
	1st:	2nd:	3rd:	4th:	5th:	6th:

DIVIDEND REINVESTMENT PLAN SHARES
(See Instruction 15)

     This section is to be completed ONLY by participants in the Dividend Reinvestment Plan who wish to tender shares held in the Dividend Reinvestment Plan.

[ ]	Check here to instruct the depositary to tender on behalf of the undersigned ALL the Shares credited to the Dividend Reinvestment Plan account of the undersigned (including all shares purchased on or after March 31, 2006 and credited to such account, which are not reflected on the pre-addressed label).

[ ]	Check here to instruct the depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned:
__________________.

     Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a valid delivery. You must deliver this Letter of Transmittal to the depositary. Deliveries to Engelhard Corporation (“Engelhard”), J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the dealer managers for the Offer) or MacKenzie Partners, Inc. (the information agent for the Offer) will not be forwarded to the depositary and, therefore, will not constitute valid delivery to the depositary. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility at the Depositary Trust Company (“DTC,” which is herein referred to as the “book-entry transfer facility”) will not constitute delivery to the depositary.

     You should use this Letter of Transmittal if you are causing the Shares to be delivered by book-entry transfer to the depositary’s account at DTC pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Only financial institutions that are participants in the book-entry transfer facility’s system may make book-entry delivery of the Shares.

     This Letter of Transmittal may NOT be used to tender Shares underlying vested options issued pursuant to the Engelhard Corporation Stock Option Plan of 1991, the Engelhard Corporation 2002 Long Term Incentive Plan, the Engelhard Corporation Directors Stock Option Plan or the Engelhard Corporation Stock Option Plan of 1999 for Certain Key Employees (collectively, the “Stock Option Plans”). See Instruction 14.

The Information Agent for the Offer is:

MacKenzie Partners, Inc.

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016

Call Collect: (212) 929-5500
Call Toll-Free: (800) 322-2885

___________________

     BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     You should use this Letter of Transmittal only if (1) you are also enclosing certificates for the Shares you desire to tender, or (2) you intend to deliver certificates for such Shares under a notice of guaranteed delivery previously sent to the depositary, or (3) you are delivering Shares through a book-entry transfer into the depositary’s account at DTC (i.e., the book-entry transfer facility) in accordance with Section 3 of the Offer to Purchase.

     If you desire to tender Shares in the Offer, but you cannot deliver the certificates for your Shares and all other required documents to the depositary by the Expiration Date (as set forth in the Offer to Purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

[ ]
Check here if you are delivering tendered Shares pursuant to a notice of guaranteed delivery that you previously sent to the depositary and complete the following:

Names(s) of Tendering Stockholder(s): ___________________________________________________________________________

Date of Execution of notice of guaranteed delivery:__________________________________________________________________

Name of Institution that Guaranteed Delivery:______________________________________________________________________

[ ]
Check here if any certificates evidencing the Shares you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated. If you check this box, you must complete an affidavit of loss and return it with your Letter of Transmittal. You should call Mellon Investor Services LLC, the transfer agent (the “Transfer Agent”), at (201) 680-4860 to get information about the requirements for replacement. You may be required to post a bond to secure against the risk that certificates may be subsequently recirculated. Please call Mellon Investor Services LLC immediately to obtain an affidavit of loss, to receive further instructions on how to proceed, and to determine whether you will need to post a bond, so that the timely processing of this Letter of Transmittal will not be impeded. See Instruction 13.

[ ]

Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered Shares by book-entry transfer to an account maintained by the depositary at the book-entry transfer facility, and complete the following:

Names(s) of Tendering Institution:______________________________________________________________________________

Account Number: ___________________________________________________________________________________________

Transaction Code Number:_____________________________________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CONDITIONAL TENDER

(See Instruction 9)

     A tendering stockholder may condition his or her tender of Shares upon Engelhard purchasing a specified minimum number of the Shares tendered, as described in Section 6 of the Offer to Purchase. Unless Engelhard purchases at least the minimum number of Shares you indicate below pursuant to the terms of the Offer, Engelhard will not purchase any of the Shares tendered below. It is the tendering stockholder’s responsibility to calculate that minimum number, and we urge each stockholder to consult his or her own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of Shares that Engelhard must purchase from you if Engelhard purchases any Shares from you, Engelhard will deem your tender unconditional.

     [  ] The minimum number of Shares that Engelhard must purchase from me if Engelhard purchases any Shares from me, is: __________ Shares.

     If, because of proration, Engelhard will not purchase the minimum number of Shares from you that you designate, Engelhard may accept conditional tenders by random lot, if necessary to purchase the number of Shares sought in the Offer. However, to be eligible for purchase by random lot, the tendering stockholder must tender all of his or her Shares. To certify that you are tendering all of the Shares you own, check the box below.

     [  ] The tendered Shares represent all Shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1 and 8)	(See Instructions 1 and 8)

Complete this box ONLY if the check for the aggregate	Complete this box ONLY if the check for the aggregate
purchase price of Shares purchased (less the amount of	purchase price of Shares purchased (less the amount of
any federal income or backup withholding tax required	any federal income or backup withholding tax required
to be withheld) is to be issued in the name of someone	to be withheld) is to be mailed to someone other
other than the undersigned.	than the undersigned or to the undersigned at an
address other than that shown below the undersigned’s
signature(s).
[ ] Issue Check to:
[ ] Deliver Check to:

Name:_____________________________________________
(Please Print)
Name:______________________________________________
Address: ___________________________________	(Please Print)

___________________________________________	Address: ___________________________________

___________________________________________	___________________________________________
(Include Zip Code)
___________________________________________
___________________________________________	(Include Zip Code)
(Tax Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)	___________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to Engelhard Corporation, a Delaware corporation (“Engelhard”), the above-described shares of Engelhard’s common stock, par value $1.00 per share (the “Shares”), including the associated Series A Junior Preferred Stock Purchase Rights (the “Rights”), issued under the Rights Agreement, dated as of October 1, 1998, between Engelhard and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 5, 2006, and in the related Letter of Transmittal (which together, as they may be amended and supplemented from time to time constitute the “Offer”). Engelhard is inviting its stockholders to tender their Shares at $45.00 per Share (the “Purchase Price”) net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer. Unless the associated Rights are redeemed prior to the expiration of the Offer, a tender of any Shares will also constitute a tender of the associated Rights. Engelhard will not pay any separate consideration for the Rights.

     The tender of the Shares is being made at the price per Share of $45.00, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in this Letter of Transmittal and in Engelhard’s Offer to Purchase, dated May 5, 2006, receipt of which is hereby acknowledged.

     Subject to and effective upon acceptance for payment of, and payment for, Shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Engelhard all right, title and interest in and to all of the Shares tendered hereby which are so accepted and paid for; (2) orders the registration of any Shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Engelhard; and (3) appoints the depositary as attorney-in-fact of the undersigned with respect to such Shares, with the full knowledge that the depositary also acts as the agent of Engelhard, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a)	deliver certificates for Shares, or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Engelhard, upon receipt by the depositary, as the undersigned’s agent, of the Purchase Price with respect to such Shares;

(b)	present certificates for such Shares for cancellation and transfer on Engelhard’s books; and

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned understands that Engelhard, upon the terms and subject to the conditions of the Offer, will pay $45.00 per Share for Shares validly tendered into, and not validly withdrawn from, the Offer subject to the conditions of the Offer and the proration and conditional tender provisions described in the Offer to Purchase.

     The undersigned hereby covenants, represents and warrants to Engelhard that:

(a)	the undersigned has a net long position in the Shares at least equal to the number of Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Shares in compliance with Rule 14e-4 under the Exchange Act;

(b)	has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

(c)	when and to the extent Engelhard accepts the Shares for purchase, Engelhard will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the Shares will not be subject to any adverse claims or rights;

(d)	the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Engelhard to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and accepted for purchase; and

(e)	the undersigned has read and agrees to all of the terms of the Offer.

     The undersigned understands that tendering of Shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and Engelhard upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Engelhard pay interest on the Purchase Price.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Engelhard may terminate or amend the Offer; or may postpone the acceptance for payment of, or the payment for, Shares tendered, or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and mail said check to the person(s) so indicated.

     The undersigned recognizes that Engelhard has no obligation, under the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

STOCKHOLDER(S) — SIGN HERE
(See Instructions 1 and 6)
(Please See Substitute Form W-9)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.

_______________________________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________________
Signature(s) of Stockholder(s)

Dated: __________________________________________, 2006

Name(s):____________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________________
Please Print

Capacity (full title):____________________________________________________________________________________________

Address:___________________________________________________________________________________________________

Please Include Zip Code

(Area Code) Telephone Number:_________________________________________________________________________________

Taxpayer Identification or Social Security No.: ______________________________________________________________________

GUARANTEE OF SIGNATURE(S)
(If Required, See Instructions 1 and 6)

Authorized Signature: _________________________________________________________________________________________

Name(s): __________________________________________________________________________________________________

Name of Firm:_______________________________________________________________________________________________

Address:__________________________________________________________________________________________________

Address Line 2:_____________________________________________________________________________________________

(Area Code) Telephone Number:________________________________________________________________________________

Dated: __________________________________________, 2006

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms of the Offer

1. Guarantee of Signatures.

Except as otherwise provided in this Instruction, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 6. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the depositary or (c) causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Shares, the depositary must receive certificates for all physically tendered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message in connection with book-entry transfer, and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Shares, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Engelhard may enforce this agreement against the participant.

Guaranteed Delivery. If you cannot deliver your Shares and all other required documents to the depositary, or if your share certificates are not immediately available, by the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Shares, pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase, by or through any eligible institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Engelhard, including (where required) a Signature Guarantee by an eligible institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the depositary to receive the notice of guaranteed delivery by the Expiration Date; and (3) ensure that the depositary receives the certificates for all physically tendered Shares or book-entry confirmation of electronic delivery of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this Letter of Transmittal, within three New York Stock Exchange trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the Offer to Purchase.

The notice of guaranteed delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Shares to be validly tendered under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the Expiration Date.

The method of delivery of all documents, including certificates for Shares, is at the option and risk of the tendering stockholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, Engelhard will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Shares.

3. Inadequate Space.

If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of Shares represented by the certificate(s) and the number of Shares tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Shares.

(Not applicable to stockholders who tender by book-entry transfer.) If you wish to tender (i.e., offer to sell) fewer than all of the Shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of Shares that you wish to tender (i.e., offer for sale) in the column entitled “Number of Shares Tendered.” In this case, if Engelhard purchases some but not all of the Shares that you tender, Engelhard will issue to you a new certificate for the unpurchased Shares. The new certificate will be sent to the registered holder(s) as promptly as practicable after the Expiration Date. Unless you indicate otherwise, all Shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered. In the case of Shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased Shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, Shares will be returned or credited without expense to the stockholder.

5. Order of Purchase in the Event of Proration.

As described in Section 1 of the Offer to Purchase, stockholders may specify the order in which their Shares are to be purchased in the event that, as a result of proration or otherwise, Engelhard purchases some but not all of the tendered Shares pursuant to the terms of the Offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the Shares that Engelhard purchases. See Sections 1, 6 and 14 of the Offer to Purchase.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

     a. Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     b. Joint Holders. If the Shares are registered in the names of two or more persons, ALL such persons must sign this Letter of Transmittal.

     c. Different Names on Certificates. If any tendered Shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

     d. Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for Shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to Engelhard that such person has authority so to act.

7. Stock Transfer Taxes.

Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Engelhard will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased in the Offer. If, however:

a.	payment of the Purchase Price is to be made to any person other than the registered holder(s);

OR

b.	tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal,

then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this Letter of Transmittal.

8. Special Payment and Delivery Instructions. If any of the following conditions holds:

a.	check(s) for the Purchase Price of any Shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

b.	check(s) for the Purchase Price are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address, then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 6.

9. Conditional Tenders.

As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on Engelhard’s purchasing all of their Shares or specify a minimum number of Shares that Engelhard must purchase for the tender of any of their Shares to be effective. If you wish to make a conditional tender you must indicate this choice in the box entitled “Conditional Tender” in this Letter of Transmittal or, if applicable, the notice of guaranteed delivery; and you must calculate and appropriately indicate, in the space provided, the minimum number of Shares that Engelhard must purchase if Engelhard purchases any Shares.

As described in Sections 1 and 6 of the Offer to Purchase, proration may affect whether Engelhard accepts conditional tenders. Proration may result in all of the Shares tendered pursuant to a conditional tender being deemed to have been withdrawn, if Engelhard could not purchase the minimum number of Shares required to be purchased by the tendering stockholder due to proration. If, because of proration, Engelhard will not purchase the minimum number of Shares that you designate, Engelhard may accept conditional tenders by random lot, if necessary to purchase the total number of Shares sought in the Offer. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and must have checked the box so indicating. Upon selection by random lot, if any, Engelhard will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is checked and appropriately completed. When deciding whether to tender Shares conditionally, we urge each stockholder to consult his or her own tax advisor.

10. Tax Identification Number and Backup Withholding.

Important Tax Information. U.S. federal income tax laws generally require a tendering stockholder to provide the depositary with such holder’s correct taxpayer identification number (“TIN”) and certain other information on the Substitute Form W-9, which is provided below, or, alternatively, to establish another basis for exemption from backup withholding. In addition to penalties, failure to provide the depositary with the correct information or an adequate basis for an exemption from backup withholding may result in backup withholding at a current rate of 28% on all payments made to stockholders or other payees pursuant to the Offer. Any amounts withheld under the backup withholding rules will be allowed as a credit against the stockholder’s U.S. federal income tax liability. If withholding results in an overpayment of taxes, the stockholder may obtain a refund if the required information is timely provided to the IRS.

In order to avoid backup withholding, each tendering stockholder that is a U.S. person (including a U.S. resident alien) must provide (i) its correct TIN by completing the Substitute Form W-9, certifying, under penalties of perjury, (1) that the TIN provided is correct (or that such stockholder is awaiting a TIN), (2) that (A) the stockholder is exempt from backup withholding, (B) the IRS has not notified the stockholder that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the IRS has notified the stockholder that such stockholder is no longer subject to backup withholding, and (3) that the stockholder is a U.S. person (including a U.S. resident alien), or (ii), if applicable, an adequate basis for exemption. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 28% from any payments made pursuant to the Offer.

Certain stockholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. Holders (as defined in Section 14 of the Offer to Purchase) should indicate their exempt status on the Substitute Form W-9. A tendering Non-U.S. Holder (as defined in Section 14 of the Offer to Purchase) may qualify as an exempt recipient by submitting to the depositary a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder’s exempt status. In addition, as described in Section 3 of the Offer to Purchase, a tendering Non-U.S. Holder must submit the appropriate IRS Form W-8, properly completed, in order to avoid U.S. federal income tax withholding at a rate of 30% on any payments made to such Non-U.S. Holders pursuant to the Offer.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 OR AN APPROPRIATE IRS FORM W-8 MAY RESULT IN WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

11. Irregularities.

Engelhard will determine in its sole discretion all questions as to the number of Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of Shares. Any such determinations will be final and binding on all parties. Engelhard reserves the absolute right to reject any or all tenders of Shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Engelhard, be unlawful. Engelhard also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and Engelhard’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Engelhard shall determine. None of Engelhard, the dealer managers, the depositary, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

12. Questions; Requests for Assistance and Additional Copies.

Please direct any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the notice of guaranteed delivery to the information agent at the telephone number and address set forth below. You may also contact the dealer managers or your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

13. Lost, Stolen, Destroyed or Mutilated Certificates.

If any certificate representing any Shares has been lost, stolen, destroyed or mutilated, you should notify Mellon Investor Services LLC, the transfer agent for the Shares (the “Transfer Agent”), by calling (201) 680-4860 and asking for instructions on obtaining replacement certificate(s) at the address specified on the cover of this Letter of Transmittal. The Transfer Agent will require you to complete an affidavit of loss and return it to the Transfer Agent. You will then be instructed by the Transfer Agent as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.

We cannot process this Letter of Transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the Transfer Agent immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

Important: The depositary must receive this Letter of Transmittal (together with certificate(s) for Shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the notice of guaranteed delivery, before the Expiration Date (as defined in the Offer to Purchase).

14. Stock Option Plans.

Holders of vested (but unexercised) options to purchase Shares granted under the Stock Option Plans may exercise such options to the extent that Shares underlying such options (“Option Shares”) are tendered into and actually purchased in the Offer, such exercise to be effective at the time the underlying Option Shares are accepted for purchase in the Offer. Optionees who wish to exercise their options and tender the underlying Option Shares as described in the preceding sentence should not use this Letter of Transmittal. Rather, such optionees should follow the procedures set forth in the Letter to Optionees and the Notice of Instructions (Options) mailed to them with the Offer to Purchase. Alternatively, holders of vested (but unexercised) options to purchase Shares granted under the Stock Option Plans may exercise their options and tender the Option Shares received upon exercise using this Letter of Transmittal, just as is the case with Shares that are not Option Shares.

15. Dividend Reinvestment Plan.

If you desire to tender Shares credited to your account under the Dividend Reinvestment Plan, you should complete the provisions under the caption “Dividend Reinvestment Plan Shares” above. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a shareholder tenders Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder’s account(s) (including any Shares purchased on or after March 31, 2006 and credited to such account(s), which are not reflected on the pre-addressed label included herewith) will be tendered, unless otherwise specified in the box entitled “Dividend Reinvestment Plan Shares.” In the event that the box captioned “Dividend Reinvestment Plan Shares” is not completed, no Shares held in the tendering shareholder’s Dividend Reinvestment Plan account will be tendered.

YOU MUST COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

SUBSTITUTE FORM W-9
Department of the Treasury Internal Revenue Service
Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status:

[  ]      Individual/Sole proprietor      [  ]      Corporation     [  ]      Partnership      [  ]      Other                               [  ]      Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I           Taxpayer Identification Number (“TIN”)

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT.
For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting
Taxpayer Identification Number” below and see Section 10, “Important Tax Information.”	___________________ Social Security Number OR ___________________ Employer Identification Number

Part II           Certification

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign	Signature of
Here	U.S. person	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE

ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE SECTION 10, “IMPORTANT TAX INFORMATION.”

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN IN PART I THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign	Signature of
Here	U.S. person	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer —

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the name and social security
For this type of account:				number of –

1	.		Individual	The individual
2	.		Two or more individuals (joint account)	The actual owner of the account, or if
combined funds, the first individual on the
account(1)
3	.		Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4	.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
		b.	So-called trust account that is not a legal or valid trust	The actual owner(1)
under state law
5	.		Sole proprietorship or single-owner LLC	The owner(3)

Give the name and
For this type of account:				employer identification number of –

6	.		Sole proprietorship or single-owner LLC	The owner(3)
7	.		A valid trust, estate, or pension trust	The legal entity(4)
8	.		Corporate or LLC electing corporate status on Form 8832	The corporation
9	.		Association, club, religious, charitable, educational, or other	The organization
tax-exempt organization
10	.		Partnership or multi-member LLC	The partnership
11	.		A broker or registered nominee	The broker or nominee
12	.		Account with the Department of Agriculture in the name of	The public entity
a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

____________
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees and Payments Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under Section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for…	THEN the payment is exempt for…

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person
registered under the Investment Advisers Act of 1940
who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate IRS Form W-8 (or successor form) and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Letter of Transmittal and certificates for Shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth on the front cover of this Letter of Transmittal.

Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the notice of guaranteed delivery or other related materials may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer managers or your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your Shares, please contact the depositary.

The Information Agent for the Offer is:

MacKenzie Partners, Inc.

105 Madison Avenue
New York, New York 10016

Call Collect: (212) 929-5500
Call Toll-Free: (800) 322-2885
Email: tenderoffer@mackenziepartners.com

The Dealer Managers for the Offer are:

JP Morgan	Merrill Lynch & Co.
277 Park Avenue, 9th Floor	4 World Financial Center
New York, New York 10172	New York, New York 10080
Telephone:	Telephone:
Toll-free: (877) 371-5947	Domestic: (877) 653-2948
Call Collect: (212) 622-2922	International: (609) 818-8000